UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                          Other Events.

KBR, Inc. announced that on August 2, 2016, the United States Court of Appeals for the Second Circuit affirmed the order of the U.S. District Court for the Southern District of New York which confirmed the arbitration award in favor of COMMISA, a subsidiary of KBR, against Pemex Exploration and Production (PEP).  A copy of the press release announcing the ruling is attached hereto as Exhibit 99.1.

ITEM 9.01                          Financial Statements and Exhibits.

(d)            Exhibits.

99.1	Press Release dated August 2, 2016, entitled "U.S. Appeals Court Affirms Almost Half Billion Dollar Judgment In Favor of KBR Subsidiary"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date August 2, 2016	By:	/s/ Beth Ann Dranguet
Beth Ann Dranguet Assistant Secretary